EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Community West Bancshares (CWBC) on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James J. Kim, Chief Executive Officer of CWBC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CWBC.

A signed original of this written statement required by Section 906 has been provided to Community West Bancshares and will be retained by Community West Bancshares and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 17, 2025

/s/ James J. Kim
JAMES J. KIM
Chief Executive Officer